NTI (Tables)	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Schedule of Business Acquisitions, by Acquisition [Table Text Block]
The allocation of the purchase price of NTI is summarized as follows (in thousands):

Net working capital	$95,937
Property, plant and equipment	916,705
Intangible assets	45,800
Other assets	114,000
Long-term debt	(278,438)
Other liabilities	(50,743)
Non-controlling interest	(1,357,704)
Fair value of net assets acquired	(514,443)
Goodwill	1,289,443
Purchase price	$775,000

Business Acquisition, Pro Forma Information [Table Text Block]
The consolidated statements of operations include the results of NTI’s operations beginning on November 12, 2013. The following unaudited pro forma information assumes that (i) the acquisition of NTI occurred on January 1, 2013; (ii) $550.0 million was borrowed to fund the 2013 NTI Acquisition on January 1, 2013, resulting in increased financing costs of $23.9 million for the year ended December 31, 2013; (iii) $36.7 million increased depreciation and amortization expense for the year ended December 31, 2013 for the increased estimated fair values of assets acquired beginning January 1, 2013; and (iv) income tax expense increased as a result of the increased operating income offset by increased depreciation, amortization and interest expense of $22.1 million for the year ended December 31, 2013.

Unaudited Pro Forma for the Year Ended December 31, 2013
(In thousands, except per share data)
Net sales	$14,044,131
Operating income	746,699
Net income	413,375

Basic earnings per share	$3.56
Diluted earnings per share	2.96